UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2022

CTI BIOPHARMA CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-28386	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3101 Western Avenue, Suite 800

Seattle, Washington 98121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CTIC	Nasdaq Capital Market

☐      Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emergining growth company ☐

☐      If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.

On February 28, 2022, CTI BioPharma Corp. issued a press release announcing that the U.S. Food and Drug Administration has approved VONJO (pacritinib) for the treatment of adult patients with intermediate or high-risk primary or secondary myelofibrosis with a platelet count of <50 × 109/L, which press release also included certain financial information for the quarter ended December 31, 2021. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this Current Report on Form 8-K and the attached exhibit are filed with the Securities and Exchange Commission.

Item 8.01. Other Events.

The information contained in Item 2.02 above is incorporated by reference herein. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is also incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been filed with the Securities and Exchange Commission:

Exhibit No.	Description	Location

99.1	Press Release of CTI BioPharma Corp., dated February 28, 2022	Filed herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI BIOPHARMA CORP.

Date: March 1, 2022	By:	/s/ David H. Kirske
David H. Kirske
Chief Financial Officer